SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MONEY MARKET FUNDS
For the Wells Fargo 100% Treasury Money Market Fund (the “Fund”)

In the section entitled “Manager and Other Service Providers - Manager and Class-Level Administrator”, the Management Fee table is amended to include the following information:

Fund	Fee
100% Treasury Money Market Fund	First $5B Next $5B Over $10B	0.15% 0.14% 0.13%

October 4, 2019